VAN KAMPEN EQUITY OPPORTUNITY TRUST, SERIES 108

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, brokers, dealers and others will be allowed a concession or agency commission in connection with the distribution of Units of the Trusts listed below during the initial offering period as set forth in the following table.

                                                      INITIAL OFFERING PERIOD
                                                       CONCESSION OR AGENCY
AGGREGATE DOLLAR AMOUNT OF UNITS PURCHASED*            COMMISSION PER UNIT
------------------------------------------            -----------------------
$10 -$49,999.......................................            2.25%
$50,000 - $99,999..................................            2.00
$100,000 - $149,999................................            1.75
$150,000 - $999,999................................            1.40
$1,000,000 or more.................................            0.50
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*The breakpoint concessions or agency commission are also applied on a Unit basis utilizing a breakpint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the broker, dealer or agent.

         Notwithstanding anything to the contrary in the prospectus, the concession or agency commission for transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase Units of the Trusts listed below will amount to 1.30% per Unit. The concessions or agency commissions described herein apply only to the Strategic Ten Trust United States Portfolio, August 1998 Series, Strategic Ten Trust United States Portfolio, August 1998 Traditional Series, Strategic Five Trust United States Portfolio, August 1998 Series and Strategic Five Trust United States Portfolio, August 1998 Traditional Series.

Dated:  August 17, 1998